UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 15, 2020

KENLOC INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-230996	82-4678102

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

510 Shannon Way #2306, Redwood City, California		94065

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 753-7020

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.01 – Change of Control

The Company executed a stock purchase agreement with Fei Hao (the “Buyer”) whereby the Buyer purchased from Yu Wu, 46,000,000 shares of the Company’s common stock (the “Common Stock”) representing 95.115% of the total number of shares outstanding of the Common Stock, effective January 15, 2020 (the “Stock Purchase”).

As a result of the share transfer pursuant to the Stock Purchase and related documents, a change in control of the Company occurred as of January 15, 2020. Except as described in this Current Report, no arrangements or understandings exist among present or former controlling shareholders with respect to the election of members of the Board and, to our knowledge, no other arrangements exist that might result in a change of control of the Company.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 15, 2020, Yu Wu resigned as President, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and as a member of the Board of Directors (the “Board”) of Kenloc Inc., a Nevada corporation (the “Company”), and the Board appointed Fei Hao as President, Chief Executive Officer, Secretary and member of the Board and He Lixin as Chief Financial Officer and Treasurer effective January 15, 2020, subject to regulatory approvals.

Ms. Fei Hao, 33, has six years of executive management experience at Shaanxi Xiaoying Financing Guarantee Co. Ltd. and a background in human resource management in sales companies. During Ms. Hao’s tenure at CityLink Rental Ltd., Ms. Hao led the company through multiple performance increases, exceeding monthly target benchmarks set by analysts. Ms. Hao received her college degree and is pursuing an MBA from Asia Metropolitan University.

Mr. He Lixin, 41, has 17 years of experience in financial accounting at Fuvue Motor Sales and Services Co. Ltd. and 10 years of experience as a corporate finance manager. Mr. Lixin specializes in financial management, financial statement construction, and tax compliance. He is a certified advanced level accountant in China and has been awarded outstanding staff several times by the Xi’an Weiyang District Bureau of Statistics. Mr. Lixin received his bachelor’s in accounting from Northwest A&F University.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENLOC INC.

Date: January 27, 2020	By: /s/ Fei Hao
Name: Fei Hao
Title: Chief Executive Officer

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